Exhibit 99.3

Preston Oaks | Dallas, TXFOUTH QUARTER2024 Fixed Income SupplementalBaybrook East | Webster, TX The Market at Springwoods Village | Houston, TX Westlake Plaza and Center | Thousand Oaks, CABlakeney Town Center | Charlotte, NCSammamish Highlands | Seattle, WARegency Centers.

Highlights

Fourth Quarter and Full Year 2024

- Reported Nareit FFO of $1.09 per diluted share for the fourth quarter, and $4.30 per diluted share for the full year
- Reported Core Operating Earnings of $1.04 per diluted share for the fourth quarter, and $4.13 per diluted share for the full year
- Generated Core Operating Earnings per share growth exceeding 5% for the full year, excluding the collection of receivables reserved during 2020 and 2021
- Increased Same Property NOI for the fourth quarter by 4.0% year-over-year, and for the full year by 3.6%, excluding lease termination fees and the collection of receivables reserved during 2020 and 2021
- Increased Same Property percent leased by 60 basis points sequentially and 100 basis points year-over-year to a new record high of 96.7%
- Increased Same Property shop percent leased by 40 basis points sequentially and 60 basis points year-over-year to a new record high of 94.1%
- Executed 8.1 million square feet of comparable new and renewal leases during the full year at blended rent spreads of +9.5% on a cash basis and +19.0% on a straight-lined basis
- Started over $35 million of new development and redevelopment projects in the fourth quarter, bringing year-to-date total project starts to $258 million
- As of December 31, 2024, Regency's in-process development and redevelopment projects had estimated net project costs of $497 million
- Acquired University Commons - Austin in the fourth quarter, an H-E-B anchored shopping center in the Austin, TX MSA
- Raised $100 million of common stock on a forward basis through the Company's at-the-market ("ATM") program at an average price of $74.66 per share
- Pro-rata net debt and preferred stock to operating EBITDAre at December 31, 2024 was 5.2x
- Subsequent to quarter end, on February 4, 2025, Regency's Board of Directors (the "Board") declared a quarterly cash dividend on the Company's common stock of $0.705 per share

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Credit Ratings & Select RatiosCredit RatingsAgency Credit Rating Outlook Last ReviewDateS&P BBB+ Positive 5/16/24Moody's A3 Stable 1/28/25i. For a complete listing of all Debt Covenants related to the Company’s Senior Unsecured Notes, as well as definitions of the above terms, please refer to the Company’s filings with the Securities and ExchangeCommission.ii. Current period debt covenants are finalized and submitted after the Company’s most recent Form 10-Q or Form 10-K filing. 3Unsecured Public Debt CovenantsRequired 12/31/2024 9/30/2024 6/30/2024 3/31/2024Fair Market Value Calculation Method Covenants(i)(ii)Total Consolidated Debt to Total Consolidated Assets ≤ 65% 27% 27% 27% 27%Secured Consolidated Debt to Total Consolidated Assets ≤ 40% 4% 4% 4% 5%Consolidated Income for Debt Service to Consolidated Debt Service ≥ 1.5x 4.9x 4.9x 4.8x 4.9xUnencumbered Consolidated Assets to Unsecured Consolidated Debt >150% 396% 397% 394% 398%

Capital Structure & Liquidity Profile

Capital Structure
(% of total capitalization)



<1%
1%
3%
4%
19%
$18.7 Billion
Total
Capitalization
73%
Equity
Unsecured Debt - Bonds
Consolidated Debt - Secured
Unconsolidated Debt - Secured
Preferred Equity
Credit Facilities

Debt Composition
Pro-Rata



23%
<1%
76%
Secured Fixed Rate
Secured Variable Rate
Unsecured Debt - Bonds

Liquidity Profile ($ millions)

	12/31/2024
Unsecured Credit Facility - Committed	1,500
Balance Outstanding	(65)
Undrawn Portion of Credit Facility	**1,435**
Cash, Cash Equivalents & Marketable Securities	62
Unsettled Forward ATM Equity	100
Total Liquidity	1,597

Secured vs. Unsecured



23%
77%
Secured
Unsecured

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IA Well-Laddered Maturity Schedule$900$800 $767$700 $674V) $600C $512 $518 .Q $500 $455 E $415 $425b9-C $400 $350$325 $300$300$200 $178$100$102$0$02025 2026 2027 2028 2029 2030 2031 2032 2033 2034 2035 2047 2049■ Unsecured Debt - Bonds ■ Line of Credit ■ Consolidated Debt - Secured ■ Unconsolidated Debt - Secured0Pro Rata Debt Maturity Profile as of December 31, 2024Regency aims to have < 15% of total debt maturing in any given yearWtd Avg Interest Rate: 4.1%Wtd Avg Yrs to Maturity: 7.0 YearsTotal Pro Rata Debt: $5.2B(in $ millions)

Fourth Quarter 2024 Earnings Conference CallFriday, February 7th, 2025Time: 11:00 AM ETDial#: 877-407-0789 or 201-689-8562Webcast: investors.regencycenters.comContact Information: Christy McElroySenior Vice President, Capital Markets904-598-7616ChristyMcElroy@RegencyCenters.comFollow UsForward-Looking StatementsCertain statements in this document regarding anticipated financial, business, legal or other outcomes including business and market conditions, outlookand other similar statements relating to Regency’s future events, developments, or financial or operational performance or results such as our 2025Guidance, are “forward-looking statements” made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995 andother federal securities laws. These forward-looking statements are identified by the use of words such as “may,” “will,” “could,” “should,” “would,”“expect,” “estimate,” “believe,” “intend,” “forecast,” “project,” “plan,” “anticipate,” “guidance,” and other similar language. However, the absence ofthese or similar words or expressions does not mean a statement is not forward-looking. While we believe these forward-looking statements arereasonable when made, forward-looking statements are not guarantees of future performance or events and undue reliance should not be placed onthese statements. Although we believe the expectations reflected in any forward-looking statements are based on reasonable assumptions, we can giveno assurance these expectations will be attained, and it is possible actual results may differ materially from those indicated by these forward-lookingstatements due to a variety of risks and uncertainties. Our operations are subject to a number of risks and uncertainties including, but not limited to,those risk factors described in our Securities and Exchange Commission (“SEC”) filings, our Annual Report on Form 10-K for the year endedDecember 31, 2024 (“2024 Form 10-K”) under Item 1A. When considering an investment in our securities, you should carefully read and consider theserisks, together with all other information in our Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q and our other filings and submissions tothe SEC. If any of the events described in the risk factors actually occur, our business, financial condition or operating results, as well as the marketprice of our securities, could be materially adversely affected. Forward-looking statements are only as of the date they are made, and Regencyundertakes no duty to update its forward-looking statements, whether as a result of new information, future events or developments or otherwise,except as to the extent required by law. These risks and events include, without limitation:Risk Factors Related to the Current Economic and Geopolitical EnvironmentsInterest rates in the current economic environment may adversely impact our cost to borrow, real estate valuation, and stock price. Economic challengesand policy changes may adversely impact our tenants and our business. Unfavorable developments that may affect the banking and financial servicesindustry could adversely affect our business, liquidity and financial condition, and overall results of operations. Current geopolitical challenges couldimpact the U.S. economy and consumer spending and our results of operations and financial condition.Risk Factors Related to Pandemics or other Public Health CrisesPandemics or other public health crises may adversely affect our tenants financial condition, the profitability of our properties, and our access to thecapital markets and could have a material adverse effect on our business, results of operations, cash flows and financial condition.Risk Factors Related to Operating Retail-Based Shopping CentersEconomic and market conditions may adversely affect the retail industry and consequently reduce our revenues and cash flow, and increase ouroperating expenses. Shifts in retail trends, sales, and delivery methods between brick-and-mortar stores, e-commerce, home delivery, and curbside pickupmay adversely impact our revenues, results of operations, and cash flows. Changing economic and retail market conditions in geographic areas whereour properties are concentrated may reduce our revenues and cash flow. Our success depends on the continued presence and success of our “anchor”tenants. A percentage of our revenues are derived from “local” tenants and our net income may be adversely impacted if these tenants are notsuccessful, or if the demand for the types or mix of tenants significantly change. We may be unable to collect balances due from tenants in bankruptcy.Many of our costs and expenses associated with operating our properties may remain constant or increase, even if our lease income decreases.Compliance with the Americans with Disabilities Act and other building, fire, and safety regulations may have a material negative effect on us.Risk Factors Related to Real Estate InvestmentsOur real estate assets may decline in value and be subject to impairment losses which may reduce our net income. We face risks associated withdevelopment, redevelopment, and expansion of properties. We face risks associated with the development of mixed-use commercial properties. We facerisks associated with the acquisition of properties. We may be unable to sell properties when desired because of market conditions. Changes in tax lawscould impact our acquisition or disposition of real estate.Risk Factors Related to the Environment Affecting Our PropertiesClimate change may adversely impact our properties, some of which may be more vulnerable due to their geographic location, and may lead toadditional compliance obligations and costs. Costs of environmental remediation may adversely impact our financial performance and reduce our cashflow.Risk Factors Related to Corporate MattersAn increased focus on metrics and reporting related to environmental, social, and governance (“ESG”) factors by investors and other stakeholders mayimpose additional costs and expose us to new risks. An uninsured loss or a loss that exceeds the insurance coverage on our properties may subject us toloss of capital and revenue on those properties. Failure to attract and retain key personnel may adversely affect our business and operations.Risk Factors Related to Our Partnerships and Joint VenturesWe do not have voting control over all of the properties owned in our real estate partnerships and joint ventures, so we are unable to ensure that ourobjectives will be pursued. The termination of our partnerships may adversely affect our cash flow, operating results, and our ability to makedistributions to stock and unit holders.Risk Factors Related to Funding Strategies and Capital StructureOur ability to sell properties and fund acquisitions and developments may be adversely impacted by higher market capitalization rates and lower NOI at ourproperties which may adversely affect results of operations and financial condition. We depend on external sources of capital, which may not be available in thefuture on favorable terms or at all. Our debt financing may adversely affect our business and financial condition. Covenants in our debt agreements may restrict ouroperating activities and adversely affect our financial condition. Increases in interest rates would cause our borrowing costs to rise and negatively impact our resultsof operations. Hedging activity may expose us to risks, including the risks that a counterparty will not perform and that the hedge will not yield the economic benefitswe anticipate, which may adversely affect us.Risk Factors Related to Information Management and TechnologyThe unauthorized access, use, theft or destruction of tenant or employee personal, financial or other data, or of Regency's proprietary or confidential informationstored in our information systems or by third parties on our behalf, could impact operations, and expose us to potential liabilities and material adverse financialimpact. Any actual or perceived failure to comply with new or existing laws, regulations and other requirements relating to the privacy, security and processing ofpersonal information could adversely affect our business, results of operations, or financial condition. The use of technology based on artificial intelligence presentsrisks relating to confidentiality, creation of inaccurate and flawed outputs and emerging regulatory risk, any or all of which may adversely affect our business andresults of operations.Risk Factors Related to Taxes and the Parent Company’s Qualification as a REITIf the Parent Company fails to qualify as a REIT for federal income tax purposes, it would be subject to federal income tax at regular corporate rates. Dividends paidby REITs generally do not qualify for reduced tax rates. Certain non-U.S. stockholders may be subject to U.S. federal income tax on gain recognized on a dispositionof our common stock if the Parent Company does not qualify as a “domestically controlled” REIT. Legislative or other actions affecting REITs may have a negativeeffect on us or our investors. Complying with REIT requirements may limit our ability to hedge effectively and may cause us to incur tax liabilities. Partnership taxaudit rules could have a material adverse effect.Risk Factors Related to the Company’s Common StockRestrictions on the ownership of the Parent Company’s capital stock to preserve its REIT status may delay or prevent a change in control. The issuance of the ParentCompany's capital stock may delay or prevent a change in control. Ownership in the Parent Company may be diluted in the future. The Parent Company’s amendedand restated bylaws provides that the courts located in the State of Florida will be the sole and exclusive forum for substantially all disputes between us and ourstockholders, which could limit our stockholders’ ability to obtain a favorable judicial forum for disputes with us or our directors, officers, or employees. There is noassurance that we will continue to pay dividends at current or historical rates.Non-GAAP DisclosureWe believe these non-GAAP measures provide useful information to our Board of Directors, management and investors regarding certain trends relating to ourfinancial condition and results of operations. Our management uses these non-GAAP measures to compare our performance to that of prior periods for trendanalyses, purposes of determining management incentive compensation and budgeting, forecasting and planning purposes.We do not consider non-GAAP measures an alternative to financial measures determined in accordance with GAAP, rather they supplement GAAP measures byproviding additional information we believe to be useful to our shareholders. The principal limitation of these non-GAAP financial measures is they may excludesignificant expense and income items that are required by GAAP to be recognized in our consolidated financial statements. In addition, they reflect the exercise ofmanagement’s judgment about which expense and income items are excluded or included in determining these non-GAAP financial measures. In order tocompensate for these limitations, reconciliations of the non-GAAP financial measures we use to their most directly comparable GAAP measures are provided. Non-GAAP financial measures should not be relied upon in evaluating the financial condition, results of operations or future prospects of the Company.Nareit FFO is a commonly used measure of REIT performance, which the National Association of Real Estate Investment Trusts (“Nareit”) defines as net income,computed in accordance with GAAP, excluding gains on sale and impairments of real estate, net of tax, plus depreciation and amortization, and after adjustments forunconsolidated partnerships and joint ventures. Regency computes Nareit FFO for all periods presented in accordance with Nareit's definition. Since Nareit FFOexcludes depreciation and amortization and gains on sales and impairments of real estate, it provides a performance measure that, when compared year over year,reflects the impact on operations from trends in percent leased, rental rates, operating costs, acquisition and development activities, and financing costs. Thisprovides a perspective of the Company’s financial performance not immediately apparent from net income determined in accordance with GAAP. Thus, Nareit FFO isa supplemental non-GAAP financial measure of the Company's operating performance, which does not represent cash generated from operating activities inaccordance with GAAP; and, therefore, should not be considered a substitute measure of cash flows from operations. The Company provides a reconciliation of NetIncome Attributable to Common Shareholders to Nareit FFO.Core Operating Earnings is an additional performance measure that excludes from Nareit FFO: (i) transaction related income or expenses; (ii) gains or losses fromthe early extinguishment of debt; (iii) certain non-cash components of earnings derived from above and below market rent amortization, straight-line rents, andamortization of mark-to-market of debt adjustments; and (iv) other amounts as they occur. The Company provides a reconciliation of Net Income Attributable toCommon Shareholders to Nareit FFO to Core Operating Earnings.Adjusted Funds From Operations is an additional performance measure used by Regency that reflects cash available to fund the Company’s business needs anddistribution to shareholders. AFFO is calculated by adjusting Core Operating Earnings ("COE") for (i) capital expenditures necessary to maintain and lease theCompany’s portfolio of properties, (ii) debt cost and derivative adjustments and (iii) stock-based compensation. The Company provides a reconciliation of Net IncomeAttributable to Common Shareholders to Nareit FFO, to Core Operating Earnings, and to Adjusted Funds from Operations.